                      GEMSTAR INTERNATIONAL GROUP LIMITED

                                      and

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  Rights Agent

                  Second Amended and Restated Rights Agreement

                         Effective as of July 12, 2000

                               TABLE OF CONTENTS

                                                                                                               Page
Section 1.    Certain Definitions.............................................................................    1
Section 2.    Appointment of Rights Agent.....................................................................    6
Section 3.    Issue of Right Certificates.....................................................................    6
Section 4.    Form of Right Certificates......................................................................    8
Section 5.    Countersignature and Registration...............................................................    8
Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost
              or Stolen Right Certificates....................................................................    9
Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights...................................    9
Section 8.    Cancellation and Destruction of Right Certificates..............................................   10
Section 9.    Availability of Preferred Shares................................................................   10
Section 10.   Preferred Shares Record Date....................................................................   11
Section 11.   Adjustment of Purchase Price, Number of Shares or Number of Rights..............................   11
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares......................................   17
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power............................   17
Section 14.   Fractional Rights and Fractional Shares.........................................................   17
Section 15.   Rights of Action................................................................................   18
Section 16.   Agreement of Right Holders......................................................................   19
Section 17.   Right Certificate Holder Not Deemed a Stockholder...............................................   19
Section 18.   Concerning the Rights Agent.....................................................................   19
Section 19.   Merger or Consolidation or Change of Name of Rights Agent.......................................   20
Section 20.   Duties of Rights Agent..........................................................................   20
Section 21.   Change of Rights Agent..........................................................................   22
Section 22.   Issuance of New Right Certificates..............................................................   23
Section 23.   Redemption......................................................................................   23
Section 24.   Exchange........................................................................................   23
Section 25.   Notice of Certain Events........................................................................   25
Section 26.   Notices.........................................................................................   25
Section 27.   Supplements and Amendments......................................................................   26
Section 28.   Successors......................................................................................   26
Section 29.   Benefits of this Agreement......................................................................   26


                               TABLE OF CONTENTS
                                  (continued)

                                                                                                               Page
Section 30.   Severability....................................................................................   26
Section 31.   Governing Law...................................................................................   26
Section 32.   Counterparts....................................................................................   26
Section 33.   Descriptive Headings............................................................................   27

Exhibit A  -  Certificate of Incorporation

Exhibit B  -  Form of Right Certificate


                                                                    EXHIBIT 99.1

          THIS SECOND AMENDED AND RESTATED RIGHTS AGREEMENT (this "Agreement"), is made effective as of July 12, 2000, by and between Gemstar International Group Limited, a Delaware corporation (the "Company," which will change its name to Gemstar-TV Guide International, Inc.), and American Stock Transfer & Trust Company, a New York company (the "Rights Agent").

          WHEREAS, the Board of Directors of the Company previously authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as such term is hereinafter defined) of the Company outstanding on the later of (i) July 10, 1998, and (ii) such date as permitted by the Nasdaq Stock Market (the "Record Date"), each Right representing the right to purchase one one-hundredth of a Preferred Share (as such term is hereinafter defined), upon the terms and subject to the conditions set forth in the Rights Agreement (as amended by the Amended and Restated Rights Agreement, dated as of February 8, 2000 the "Original Agreement"), dated as of July 10, 1998 (the "Original Agreement Date"), and further authorized and directed the issuance of one Right with respect to each Common Share that becomes outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

          WHEREAS, in connection with the merger (the "Merger") contemplated by that certain Agreement and Plan of Merger, dated as of October 4, 1999, as amended (the "Merger Agreement"), by and among the Company, G Acquisition Subsidiary Corp., a Delaware corporation, and TV Guide, Inc., a Delaware corporation, the Company (i) changed its place of incorporation from the British Virgin Islands to the State of Delaware and (ii) agreed to amend and restate the Original Agreement as herein set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Original Agreement is hereby amended and restated in its entirety as follows:

          Section 1. Certain Definitions. For purposes of this Agreement, the
                     -------------------
following terms have the meanings indicated:

          (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, any entity holding Common Shares of the Company for or pursuant to the terms of any such plan or any Exempt Person (as such term is hereinafter defined); provided, however, that
                                                         --------  -------
in the event that any Exempt Person shall after the Effective Time of the Merger (as such term is hereinafter defined) become the Beneficial Owner of any additional Common Shares of the Company, other than by an Exempt Transaction (as such term is hereinafter defined), then such Exempt Person shall be deemed to be an "Acquiring Person". Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of (i) an acquisition of Common Shares of the Company by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding, or (ii) a grant or exercise of employee or director options granted prior to or after the Original Agreement Date by the Company; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of an acquisition of Common Shares of the Company by the Company and shall, after such an acquisition by the Company, become the Beneficial Owner of any additional Common Shares of the Company (other than in an Exempt Transaction), then such Person shall be deemed to be an "Acquiring Person". Furthermore, notwithstanding the foregoing, the term "Acquiring Person" shall not include any Person who or which as of any time becomes the Beneficial Owner of more than 15% of the Common Shares of the Company outstanding as of such time (i) solely as the result of the acquisition by such Person or one or more of its Affiliates or Associates of Beneficial Ownership of additional Common Shares of the Company if such acquisition was made in the good faith belief that such acquisition would not cause either the number of Common Shares of the Company beneficially owned by such Person, together with its Affiliates and Associates, to exceed 15% of the Common Shares of the Company outstanding at the time of such acquisition or otherwise cause a Distribution Date or the adjustment provided in Section 11(a) to occur and such good faith belief was based on the good faith reliance on information contained in publicly filed reports or documents of the Company which were inaccurate or out-of-date or (ii) solely as the result of the acquisition of Beneficial Ownership of any Common Shares of the Company by any of such Person's Affiliates or Associates who or which are not Controlled Related Parties of such Person or
(iii) solely as the result of any transaction or event pursuant to which any Person who or which beneficially owns any Common Shares of the Company and was not previously an Affiliate or Associate of such Person becomes an Affiliate or Associate of such Person, (iv) solely as the result of the acquisition by such Person or one or more of its Affiliates or Associates of Beneficial Ownership of additional Common Shares of the Company if such acquisition was made in the good faith belief that such acquisition would not cause the number of Common Shares of the Company beneficially owned by such Person, together with its Affiliates and Associates, to exceed 15% of the Common Shares of the Company outstanding at the time of such acquisition or otherwise cause a Distribution Date or the adjustment provided in Section 11(a) to occur and such good faith belief was based on the good faith reliance on inaccurate or out-of-date information concerning the number of Common Shares of the Company beneficially owned by any Affiliates or Associates of such Person who or which are not Controlled Related Parties of such Person; provided, however, that in the case of any of clauses
                        --------  -------
(i) through (iv) (each an "Inadvertent Acquisition"), the percentage of the Common Shares of the Company outstanding represented by the number of Common Shares of the Company beneficially owned by such Person is reduced to 15% or less within the applicable cure period or, in the case of an Exempt Person, such Exempt Person and its Controlled Related Parties dispose within the applicable cure period of Beneficial Ownership of a number of Common Shares of the Company equal in the aggregate to the number of Common Shares of the Company Beneficial Ownership of which was acquired in the Inadvertent Acquisition. For purposes of the immediately preceding sentence, the "applicable cure period" shall be the period commencing on (and including) the date that such Person becomes aware that the number of Common Shares of the Company beneficially owned by such Person exceeds 15% of the Common Shares of the Company outstanding (or, in the case of an Exempt Person, the date such Person first becomes aware of the Inadvertent Acquisition) (except that if such Person has separately agreed in writing with the Company to notify the Company once such Person becomes aware of such fact, the applicable cure period shall commence on (and include) the date of receipt by such Person of written notice from the Company that the number of Common Shares of the Company beneficially owned by such Person exceeds, as of the date such notice is given, 15% of the Common Shares of the Company outstanding as of such date) and ending upon the Close of Business on
(i) the fifth Business Day after such date in the case of any Person described in clause (i) of the immediately preceding sentence or (ii) the tenth Business Day after such date in the case of any Person described in clause (ii), (iii) or
(iv) of the immediately preceding sentence; provided, however, that if such
                                            --------  -------
reduction or disposition would require the disposition by such Person or any of its Affiliates or Associates of any Common Shares of the Company and such Person notifies the Company in writing that, in such Person's good faith belief, such disposition within such period could not reasonably be accomplished without violation of applicable law or could reasonably be accomplished only for consideration or on terms materially disadvantageous as compared to the consideration or terms on which such disposition could be accomplished during some longer period of time, then such period shall be extended for such time as the directors of the Company whose approval would be required to redeem the Rights under Section 24 shall reasonably deem to be required in order to prevent such violation of applicable law or shall reasonably deem to be sufficient to minimize such disadvantageous effect (as the case may be), subject to the condition that such Person shall during the applicable cure period, as extended (or until such earlier time at which such Person, together with its Affiliates and Associates, otherwise ceases to beneficially own more than 15% of the outstanding Common Shares of the Company), diligently and in good faith proceed to effect the required disposition as expeditiously as reasonably practicable and comply with any arrangements regarding the voting of a number of Common Shares of the Company beneficially owned by such Person, together with its Affiliates and Associates, equal to the number so required to be disposed of pending completion of such disposition as such directors of the Company shall request (including arrangements not to vote such number of Common Shares of the Company or only to vote such number of Common Shares of the Company in a manner approved by such directors of the Company). For purposes of this definition, the determination of whether any Person (other than a director of the Company, in his or her capacity as a director of the Company) acted in "good faith" shall be conclusively determined in good faith by those directors of the Company whose approval would be required to redeem the Rights under Section 24.

           (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement; provided, however, that (i) neither AT&T
                                      --------  -------
Corp. nor any of its subsidiaries shall be considered an Affiliate or Associate of Liberty as long as (x) it is not a Controlled Related Party of Liberty and
(y) AT&T Corp. or any of its subsidiaries and Liberty have not and do not agree to act in concert or to form a group, as such term is defined in Section 13(d)(3) of the Exchange Act with respect to Common Shares of the Company, (ii) no Affiliate or Associate of Liberty as of the date hereof that is not a Controlled Related Party of Liberty shall be deemed an Affiliate or Associate of Liberty provided that such Person and Liberty have not and do not agree to act in concert or to form a group, as such term is defined in Section 13(d)(3) of the Exchange Act with respect to Common Shares of the Company and (iii) no Affiliate or Associate of News as of the date hereof that is not a Controlled Related Party of News shall be deemed an Affiliate or Associate of News provided that such Person and News have not and do not agree to act in concert or to form a group, as such term is defined in Section 13(d)(3) of the Exchange Act with respect to Common Shares of the Company.

        (c) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

             (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

            (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of,
-------- -------
or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange and no Exempt Person shall be deemed the Beneficial Owner of, or to beneficially own, any securities it has the right to acquire in any Exempt Transaction until such securities are purchased; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall
                                         --------  -------
not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) the Beneficial Ownership of such security is not also then reportable on
Schedule 13D under the Exchange Act (or any comparable or successor report); or

            (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c) (ii) (B)) or disposing of such securities.

          Notwithstanding anything in this definition of Beneficial Ownership to the contrary, (i) the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own hereunder and (ii) none of Henry Yuen, Liberty or any of its Controlled Related Parties, and News or any of its Controlled Related Parties shall, as a result of the transactions expressly contemplated by the Merger Agreement and the exhibits thereto, be deemed to have Beneficial Ownership of securities with respect to which any of such other Persons has Beneficial Ownership.

          (d) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

          (e) "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Company, a copy of which is attached as Exhibit A hereto, as such Certificate of Incorporation may be amended from time to time in accordance with the terms thereof and the laws of the State of Delaware.

          (f) "Close of Business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business
                         --------  -------
Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

          (g) "Common Shares" when used with reference to the Company shall mean the shares of common stock (formerly ordinary shares), par value $0.01 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

           (h) "Controlled Related Party" means, when used with respect to any specified Person, each Affiliate or Associate of such Person if such Person possesses, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons, the power to direct decisions regarding the acquisition, disposition or voting by such Affiliate or Associate of Common Shares or rights to acquire or vote Common Shares. A Person with respect to which two Exempt Persons (other than Thomas Lau and Dynamic Core) share the power to direct such decisions shall be deemed a Controlled Related Party of each such Exempt Person.

           (i)  "Distribution Date" shall have the meaning set forth in Section
3.

           (j) "Dynamic Core" shall mean Dynamic Core Holdings Limited, a British Virgin Islands corporation.

           (k)  "Effective Time of the Merger" means the closing of the Merger.

           (l) "Exempt Person" means each of Thomas Lau, or such Person or Persons who succeed to ownership of his Common Shares of the Company either by will or pursuant to applicable statutes of descent and distribution, and Dynamic Core, for so long as such entity is wholly owned by Thomas Lau or his successors, Liberty and its Controlled Related Parties, and News and its Controlled Related Parties.

           (m) "Exempt Transaction" shall mean (i) each of the ownership and exercise by any Exempt Person (other than Thomas Lau and Dynamic Core) of the right to acquire, and/or the acquisition by any Exempt Person (other than Thomas Lau and Dynamic Core) of, Beneficial Ownership of Common Shares of the Company beneficially owned by any other Exempt Person (other than Thomas Lau and Dynamic
Core) or Henry Yuen, (ii) the acquisition by any Exempt Person (other than Thomas Lau and Dynamic Core) of Beneficial Ownership of additional Common Shares of the Company which do not, in the aggregate, exceed the number of Common Shares of the Company transferred by Henry Yuen before or after the Effective Time of the Merger to Persons other than any Exempt Person (other than Thomas Lau and

Dynamic Core) pursuant to a Permitted Transfer or a Fast-Track Sale (as such terms are defined in the Stockholders' Agreement, dated as of October 4, 1999, by and among the Company, Liberty, News and Henry Yuen), (iii) the grant to or exercise by any Exempt Person of employee or director options granted prior to or after the Original Agreement Date by the Company, and (iv) an agreement, arrangement or understanding solely among Exempt Persons (other than Thomas Lau and Dynamic Core) with respect to voting, holding, acquiring or disposing of Beneficial Ownership of Common Shares of the Company.


         (n)  "Final Expiration Date" shall have the meaning set forth in
Section 7.

         (o) "Liberty" shall mean Liberty Media Corporation, a Delaware corporation, and any successor (by merger, consolidation, transfer or otherwise) to all, or substantially all, of its business and assets.

         (p) "Merger" and "Merger Agreement" shall have the meanings set forth in the recitals.

         (q) "News" shall mean The News Corporation Limited, a South Australia, Australia corporation, and any successor (by merger, consolidation, transfer or otherwise) to all, or substantially all, of its business and assets.

         (r) "Person" shall mean any individual, firm, corporation, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

         (s) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock (formerly Series A Junior Participating Preference Shares), par value $0.01 per share, of the Company having the rights and preferences set forth in the Certificate of Incorporation.

         (t)  "Redemption Date" shall have the meaning set forth in Section 7.

         (u) "Shares Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

         (v) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          Section 2. Appointment of Rights Agent. The Company hereby appoints
                     ---------------------------
the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

          Section 3. Issue of Right Certificates. (a) Until the earlier of (i)
                     ---------------------------
the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to or after such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares of the Company for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares of the Company for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares of the Company aggregating 15% or more of the then outstanding Common Shares of the Company (including any such date which is after the Original Agreement Date and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b)) by the certificates for Common Shares of the Company registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share of the Company so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

          (b) With respect to certificates for Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares of the Company outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby.

          (c) Certificates for Common Shares of the Company which become outstanding (including, without limitation, reacquired Common Shares of the Company referred to in the last sentence of this paragraph (c)) after the date hereof but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Second Amended and Restated Rights Agreement between Gemstar International Group Limited (the "Company", which will change its name to Gemstar-TV Guide International, Inc.) and American Stock Transfer & Trust Company, effective as of July 12, 2000 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights

     Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person (as defined in the Rights Agreement) who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

          With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

          Section 4. Form of Right Certificates. The Right Certificates (and the
                     --------------------------
forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22, each of the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the "Purchase Price"), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

          Section 5. Countersignature and Registration. The Right Certificates
                     ---------------------------------
shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer or its Secretary, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

          Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right

Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

          Section 6. Transfer, Split Up, Combination and Exchange of Right
                     -----------------------------------------------------
Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject
---------------------------------------------------------------------
to the provisions of Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) or that have been exchanged pursuant to
Section 24) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

          Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

          Section 7. Exercise of Rights; Purchase Price; Expiration Date of
                     ------------------------------------------------------
Rights. (a) The registered holder of any Right Certificate may exercise the
------
Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on July 10, 2008 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24.

          (b) The Purchase Price for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $225.00, and shall be subject to adjustment from time to time as provided in Section 11 or 13 and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

          (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

          (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14.

           Section 8. Cancellation and Destruction of Right Certificates. All
                      --------------------------------------------------
Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

           Section 9. Availability of Preferred Shares. The Company covenants
                      --------------------------------
and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

          The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

          Section 10. Preferred Shares Record Date. Each Person in whose name
                      ----------------------------
any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon
--------  -------
which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          Section 11. Adjustment of Purchase Price, Number of Shares or Number
                      -------------------------------------------------------
of Rights. The Purchase Price, the number of Preferred Shares covered by each
---------
Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a) (i) In the event the Company shall at any time after the Original Agreement Date (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or
(D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no
                                              --------  -------
event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

               (ii) Subject to Section 24, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 11(d)) on the date of the occurrence of such event. Subject to Section 24, in the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

               From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.

               (iii) In the event that there shall not be sufficient Common Shares of the Company issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

          (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall
                                    --------  -------
the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that
                                                        --------  -------
in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (d) (i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such

Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event
                                         --------  -------
that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

               (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Original Agreement Date), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

       (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section
       --------  -------
11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

       (f) If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

       (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        (h) Unless the Company shall have exercised its election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

        (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

         (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided,
                                                                       --------
however, that the Company shall deliver to such holder a due bill or other
-------
appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

         (n) In the event that at any time after the Original Agreement Date and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares ) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

         Section 12. Certificate of Adjusted Purchase Price or Number of Shares.
                     ----------------------------------------------------------
Whenever an adjustment is made as provided in Section 11 or 13, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25.

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning
             --------------------------------------------------------------
Power.  In the event, directly or indirectly, at any time after a Person has
-----
become an Acquiring Person, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares of the Company shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d)) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

         Section 14. Fractional Rights and Fractional Shares. (a) The Company
                     ---------------------------------------
shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

         (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

          (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

         Section 15. Rights of Action. All rights of action in respect of this
                     ----------------
Agreement, excepting the rights of action given to the Rights Agent under
Section 18, are vested in the
respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares of the Company); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares of the Company), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares of the Company), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

         Section 16. Agreement of Right Holders. Every holder of a Right, by
                     --------------------------
accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares of the Company;

         (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

         (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

         Section 17. Right Certificate Holder Not Deemed a Stockholder. No
                     -------------------------------------------------
holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

         Section 18. Concerning the Rights Agent. The Company agrees to pay to
                     ---------------------------
the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

         The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in
Section 20.

         Section 19. Merger or Consolidation or Change of Name of Rights Agent.
                     ---------------------------------------------------------
Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a
        -------- successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes the
                     ----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:


         (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, the Chief Financial Officer, or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

         (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii)) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

         (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

         (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

         Section 21. Change of Rights Agent. The Rights Agent or any successor
                     ----------------------
Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing, mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (A) a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having an office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million, or (B) an Affiliate of such a corporation. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates.

          Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Right Certificates. Notwithstanding any of
                     ----------------------------------
the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

         Section 23. Redemption. (a) The Board of Directors of the Company may,
                     ----------
at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Original Agreement Date (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.


         (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to Section 23(a), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or
                               --------  -------
any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, and other than in connection with the purchase of Common Shares of the Company prior to the Distribution Date.

         Section 24. Exchange. (a) The Board of Directors of the Company may, at
                     --------
its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii)) for Common Shares of the Company at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Original Agreement Date (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan, or any Exempted Person (provided that with respect to the Exempt Person, the Exempt Person is not then an Acquiring Person)).

         (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to Section 24(a), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares of the Company equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided,
                                                                --------
however, that the failure to give, or any defect in, any such notice shall
-------
not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares of the Company for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

          (c) In the event that there shall not be sufficient Common Shares of the Company issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

          (d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this Section 24(d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

         Section 25. Notice of Certain Events. (a) In case the Company shall
                     ------------------------
propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares of the Company payable in Common Shares of the Company or to effect a subdivision, combination or consolidation of the Common Shares of the Company (by reclassification or otherwise than by payment of dividends in Common Shares of the Company), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares of the Company and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares of the Company and/or Preferred Shares, whichever shall be the earlier.


         (b) In case the event set forth in Section 11(a)(ii) shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).

         Section 26. Notices. Notices or demands authorized by this Agreement to
                     -------
be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Gemstar International Group Limited
                  135 North Los Robles Avenue, Suite 800
                  Pasadena, California 91101
                  Attention: Corporate Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

     American Stock Transfer & Trust Company
     40 Wall Street, 46th Floor
     New York, New York  10005
     Attention:  Corporate Trust Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

               Section 27. Supplements and Amendments. The Board of Directors of
                           --------------------------
the Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after such time
                              --------  -------
as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights.

               Section 28. Successors. All the covenants and provisions of this
                           ----------
Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               Section 29. Benefits of this Agreement. Nothing in this Agreement
                           --------------------------
shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares of the Company).

               Section 30. Severability. If any term, provision, covenant or
                           ------------
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               Section 31. Governing Law. This Agreement and each Right
                           -------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

               Section 32. Counterparts. This Agreement may be executed in any
                           ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               Section 33. Descriptive Headings. Descriptive headings of the
                           --------------------
several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

                                        GEMSTAR INTERNATIONAL GROUP
ATTEST:                                 LIMITED


By:                                     By:
   ---------------------------             ------------------------------------
Name:                                      Henry Yuen
Title:                                     Chairman and Chief Executive Officer


                                        AMERICAN STOCK TRANSFER AND TRUST
ATTEST:                                 COMPANY


By:                                     By:
   ---------------------------             ------------------------------------
Name:                                   Name:
Title:                                  Title:

                                                                       Exhibit A

                         Certificate of Incorporation


                                 See attached.





                                  Exhibit A-1

                          CERTIFICATE OF INCORPORATION
                                       OF
                      GEMSTAR INTERNATIONAL GROUP LIMITED


                                   ARTICLE I

                                      NAME

     The name of the Corporation is Gemstar International Group Limited (the "Corporation").

                                  ARTICLE II

                               REGISTERED OFFICE

     The location of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware. The name of the registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

                                    PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                  ARTICLE IV

                                AUTHORIZED STOCK

     The total number of shares of capital stock that the Corporation shall have authority to issue is two billion five hundred million (2,500,000,000) shares, divided into the following classes: two billion three hundred fifty million (2,350,000,000) shares of Common Stock, par value $.01 per share ("Common Stock") and one hundred fifty million (150,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"), of which (i) 25,000,000 shares have been designated Series A Junior Participating Preferred Stock (the "Series A Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in Article XI of this Certificate, and (ii) the balance will be issuable in series as provided in Section B of this Article IV.

                                   SECTION A

                                  COMMON STOCK

     Each share of the Common Stock shall have the same relative rights and shall be identical in all respects to all other shares of Common Stock.

     1.   Voting Rights.
          -------------

     Holders of Common Stock shall be entitled to one vote for each share of such stock held on all matters presented to such stockholders. Except as may otherwise be required by the laws of the State of Delaware and, with respect to any series of Preferred Stock, except as may be provided in Article XI or in any resolution or resolutions providing for the establishment of such series pursuant to authority vested in the Board of Directors by this Certificate, the holders of outstanding shares of Common Stock and the holders of outstanding shares of each series of Preferred Stock, if any, entitled to vote thereon shall vote as one class with respect to the general election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to this Certificate that would increase the number of authorized shares of Common Stock or of any other class or series of stock or decrease the number of authorized shares of any such class or series of stock (but not below the number of shares thereof then outstanding)), and no separate vote or consent of the holders of shares of Common Stock or any such series of Preferred Stock shall be required for the approval of any such matter.

     2.   Dividends.
          ---------

     Dividends shall be payable only as and when declared by the Board of Directors out of any assets legally available for the payment of dividends.

     3.   Liquidation and Dissolution.
          ---------------------------

    In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and subject to the prior payment in full of the preferential amounts to which any series of Preferred Stock is entitled, the holders of Common Stock shall share equally, on a share for share basis, in the assets of the Corporation remaining for distribution to its common stockholders. Neither the consolidation or merger of the Corporation with or into any other person or persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3.

                                   SECTION B

                                PREFERRED STOCK

     The Preferred Stock may be issued, from time to time, in one or more series, with such powers, designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors (a "Preferred Stock Designation"). Without limiting the foregoing, the Board of Directors, in such Preferred Stock Designation (a copy of which shall be filed as required by law), is also expressly authorized to fix with respect to each series:

          (i) the distinctive serial designations and the division of such shares into series and the number of shares of a particular series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate made, signed, filed and recorded as required by law;

          (ii) the dividend rate or amounts, if any, for the particular series, the date or dates from which dividends on all shares of such series shall be cumulative, if dividends on stock of the particular series shall be cumulative, and the relative rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of that series;

          (iii) the rights of the shares of each series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of each series;

          (iv) the right, if any, of the holders of a particular series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or another entity, and the terms and conditions of such conversion or exchange, including provisions for the adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

          (v) the voting rights, if any, full or limited of the holders of a particular series; and

          (vi) the terms and conditions, if any, for the Corporation to purchase or redeem shares of a particular series.

     All shares of any one series of the Preferred Stock shall be alike in every particular. Except to the extent otherwise provided in the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of shares of such series shall have no voting rights except as may be required by the laws of the State of Delaware.

     Except as may be provided by the Board of Directors in a Preferred
Stock Designation or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall resume the status of authorized and unissued shares of Preferred Stock without designation as to series and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock.

                                   ARTICLE V

                                   DIRECTORS


                                   SECTION A

                              NUMBER OF DIRECTORS

     The governing body of the Corporation shall be a Board of Directors. Effective upon the filing of the Certificate of Merger of TV Guide, Inc., a Delaware corporation ("TVG"), and G Acquisition Subsidiary Corp., a Delaware corporation and subsidiary of the Corporation (the "Effective Time"), the Board of Directors shall consist of twelve (12) directors. After the Effective Time, the number of directors may be changed by the Board of Directors from time to time by resolution adopted by at least nine of the twelve members of the Board of Directors then authorized. At the Effective Time, six (6) directors shall be persons who are designated by the Board of Directors of TVG prior to the Effective Time to serve on the Board of Directors of the Corporation (the "TVG Directors"), two of whom shall be Independent Directors (as defined in the Corporation's By-laws as amended from time to time), and six (6) directors shall be persons who are designated by the Board of Directors of the Corporation prior to the Effective Time to serve on the Board of Directors of the Corporation (the "GS Directors"), two of whom shall be Independent Directors. No series of Preferred Stock shall be entitled to elect any additional directors, although the terms of any series of Preferred Stock may provide that the shares of such series are entitled to vote in elections of directors.

                                   SECTION B

                                 TERM OF OFFICE

     The Corporation shall have three classes of directors: Class I, Class
II and Class III. Each class of directors shall consist of a number of directors equal as nearly as practicable to one-third of the then authorized number of members of the Board of Directors. The initial term of office of the Class I Directors shall expire at the annual meeting of stockholders in 2003; the initial term of office of the Class II Directors shall expire at the annual meeting of stockholders in 2002; and the initial term of office of the Class III Directors shall expire at the annual meeting of stockholders in 2001. At each annual meeting of stockholders of the Corporation, the successors of that class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of such election. The directors of each class will hold office until their respective death, resignation or removal and until their respective successors are elected and qualified. At the Effective Time, two of the six TVG Directors will be Class I Directors, two will be Class II

Directors and two will be Class III Directors. At the Effective Time, the remaining two Class I Directors, two Class II Directors and two Class III Directors will be GS Directors.

                                   SECTION C

                       ELECTION AND REMOVAL OF DIRECTORS

     Election of directors need not be by written ballot. Advance notice of nominations for the election of directors, other than nominations by the Board of Directors in accordance with the By-laws of the Corporation, shall be given to the Corporation in the manner provided in the By-laws of the Corporation. Directors may be removed from office with or without cause upon the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding Voting Securities (defined below), voting together as a single class at a meeting specifically called for such purpose. The term "Voting Securities" shall mean the Common Stock and any series of Preferred Stock entitled to vote with the holders of Common Stock generally upon all matters which may be submitted to a vote of stockholders at any annual meeting or special meeting thereof.

                                   SECTION D

                   NEWLY CREATED DIRECTORSHIPS AND VACANCIES

          Vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, shall be filled as shall be specified in the By-laws. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                                   SECTION E

                  LIMITATION ON LIABILITY AND INDEMNIFICATION

     1.   Limitation On Liability.
          -----------------------

     To the fullest extent permitted by the Delaware General Corporation
Law as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this paragraph 1 shall be prospective only and shall not adversely affect any limitation, right or protection of a director of the Corporation existing at the time of such repeal or modification.

     2.   Indemnification.
          ---------------

          (a) Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Section E. The Corporation shall be required to indemnify or make advances to a person in connection with a proceeding (or part thereof) initiated by such person (other than compulsory counterclaims) only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

          (b) Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition, provided however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this paragraph or otherwise.

          (c) Claims. If a claim for indemnification or prepayment of expenses under this paragraph 2 is not paid in full within 30 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or prepayment of expenses under applicable law.

          (d) Non-Exclusivity of Rights. The rights conferred on any person by this paragraph shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

          (e) Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity.

     3.   Amendment or Repeal.
          -------------------

     Any repeal or modification of the foregoing provisions of this Section E shall not adversely affect any right or protection hereunder of any person in respect of any act of omission occurring prior to the time of such repeal or modification.


                                   SECTION F

                              AMENDMENT OF BY-LAWS

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors, by action taken by the affirmative vote of not less than (x) prior to the Effective Time, a majority of the Board of Directors then authorized and (y) after the Effective Time, nine of the twelve members of the Board of Directors then authorized, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the By-laws of this Corporation, including any provision of the By-laws adopted by the affirmative vote of the Corporation's stockholders.

                                  ARTICLE VI

                           MEETINGS OF STOCKHOLDERS

     Except as otherwise provided in the terms of any series of Preferred Stock, no action required to be taken or which may be taken at any annual meeting or special meeting of stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, is specifically denied.

                                  ARTICLE VII

               ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE

     Subject to the rights of the holders of any class or series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding Voting Securities (as defined in Section C of Article V of this Certificate), voting together as a single class at a meeting specifically called for such purpose, shall be required in order for the Corporation to take any action to authorize:

          (a) the amendment, alteration or repeal of any provision of this Certificate or the addition or insertion of other provisions herein other than an amendment solely for the purpose of changing the name of the Corporation;

          (b) the adoption, amendment or repeal of any provision of the By-laws of the Corporation; provided, however, that this clause (b) shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the By-laws of the Corporation by the Board of Directors in accordance with the power conferred upon it pursuant to Section F of Article V of this Certificate;

          (c) the merger or consolidation of this Corporation with or into any other person or any binding share exchange to which this Corporation is a party, other than a merger of a subsidiary of this Corporation with and into this Corporation effected in accordance with Section 253 of the Delaware General Corporation Law solely for the purpose of changing the name of this Corporation (it being understood that this clause (c) shall not apply to any transactions specified in that certain Agreement and Plan of Merger dated as of October 4, 1999 by and among this Corporation, G Acquisition Subsidiary Corp. and TVG, as such agreement may be amended from time to time (the "Merger Agreement"), including, as contemplated thereby, the issuance of shares of the Corporation's Common Stock in connection with the merger of G Acquisition Subsidiary Corp. with and into TVG (the "Merger"));

          (d) the sale, lease, exchange or other disposition in one transaction or a series of related transactions of all or a substantial part of the assets of the Corporation and its subsidiaries;

          (e)  the dissolution, liquidation or winding up of the Corporation; or

          (f) any other matter (other than the election of directors, the adoption or amendment of any stock option, stock appreciation rights or other stock incentive plan for the Corporation or its subsidiaries and any transactions contemplated by the Merger Agreement including, as contemplated thereby, the issuance of shares of the Corporation's Common Stock in connection with the Merger) required to be submitted to stockholders for approval by the laws of the State of Delaware or by the rules of the national securities exchange or national securities association on which the Common Stock is listed or quoted.

     All rights at any time conferred upon the stockholders of the Corporation pursuant to this Certificate are granted subject to the provisions of this
Article VII.

                                 ARTICLE VIII

                                     TERM

     The term of existence of this Corporation shall be perpetual.

                                  ARTICLE IX

                             STOCK NOT ASSESSABLE

     The capital stock of this Corporation shall not be assessable if fully paid. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of this Corporation.

                                   ARTICLE X

                                  SECTION 203

     The Corporation elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                  ARTICLE XI

                           RIGHTS AND PREFERENCES OF
                        SERIES A JUNIOR PREFERRED STOCK


                                   SECTION A

                          DIVIDENDS AND DISTRIBUTIONS

     (1) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of the Corporation's Common Stock, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in Common Stock, or effect a subdivision or combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (2)  The Company shall declare a dividend or distribution on the Series
A Preferred Stock as provided in paragraph (1) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (3) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                                   SECTION B

                                 VOTING RIGHTS

     The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (1) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (2) Except as otherwise provided herein, in any other amendment to this Certificate creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of the Corporation's stockholders.

          (3) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                                   SECTION C

                             CERTAIN RESTRICTIONS

     (1) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section A are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the

Corporation could, under paragraph (1) of this Section C, purchase or otherwise acquire such shares at such time and in such manner.

                                   SECTION D

                               REACQUIRED SHARES

     Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or as otherwise required by law.

                                   SECTION E

                    LIQUIDATION, DISSOLUTION OR WINDING UP

     Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                   SECTION F

                          CONSOLIDATION, MERGER, ETC.

     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                                   SECTION G

                                 NO REDEMPTION

     The shares of Series A Preferred Stock shall not be redeemable.

                                   SECTION H

                                     RANK

     The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

                                   SECTION I

                             AMENDMENT OF ARTICLE

     This Article shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                                  ARTICLE XII

                                 INCORPORATOR

     The name and mailing address of the Incorporator is Stephen A. Weiswasser, 135 North Los Robles Avenue, Suite 800, Pasadena, California 91101.

     I, THE UNDERSIGNED, being the Incorporator hereinbefore named for the purpose of forming a corporation in pursuance of the General Corporation Law of the State of Delaware and the acts amendatory thereof and supplemental thereto, make and file this Certificate of Incorporation hereby declaring and certifying that the facts herein stated are true as of February __, 2000.


                                        _________________________________
                                        Stephen A. Weiswasser

                                                                       Exhibit B


                           Form of Right Certificate

Certificate No. R-                                                _______ Rights

     NOT EXERCISABLE AFTER JULY 10, 2008 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.


                               Right Certificate

                     GEMSTAR-TV GUIDE INTERNATIONAL, INC.

     This certifies that _______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, effective as of July 12, 2000 (the "Rights Agreement"), between Gemstar International Group Limited, a Delaware corporation (the "Company" which changed its name to Gemstar - TV Guide International, Inc.), and American Stock Transfer & Trust Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York time, on July 10, 2008 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preference Shares, par value $.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $225.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July 10, 1998, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

                                  Exhibit B-1

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company's Common Shares (as such term is defined in the Rights Agreement).

     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                                  Exhibit B-2

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ___________________.

                                        GEMSTAR-TV GUIDE INTERNATIONAL, INC.

ATTEST:


By:_________________________________    By:_________________________________

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:_________________________________
     Authorized Signature

                                  Exhibit B-3

                   Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such

               holder desires to transfer the Right Certificate.)

          FOR VALUE RECEIVED ___________________________________________ hereby sells, assigns and transfers unto ______________________________________________
________________________________________________________________________________
                 (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:  ________________________

                                        _______________________________________
                                        Signature

Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

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     The undersigned hereby certifies that the Rights evidenced by this Right
Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                        _______________________________________
                                        Signature

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                                  Exhibit B-4

                          FORM OF ELECTION TO PURCHASE

                 (To be executed if holder desires to exercise
                 Rights represented by the Right Certificate.)

To:  GEMSTAR-TV GUIDE INTERNATIONAL, INC.

     The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number

______________________________________________________________________________
                        (Please print name and address)

______________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

______________________________________________________________________________
                        (Please print name and address)

______________________________________________________________________________

Dated:__________________________

                                        ______________________________________
                                        Signature

Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                                  Exhibit B-5

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     The undersigned hereby certifies that the Rights evidenced by this Right
Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                        _______________________________________
                                        Signature

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                                     NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                  Exhibit B-6